EXHIBIT 99.10

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of adjustable rate residential mortgage loans which negatively amortize to the MTA or LIBOR index  (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitized Pool:	WMALT 06-AR2		WMALT 06-AR1		WMALT 05-AR1
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):	(Pool Cut-off Date: 03/28/2006)		(Pool Cut-off Date: 01/27/2006)		(Pool Cut-off Date: 11/29/2005)

Number of Mortgage Loans	2,353		1,639		1,123
Aggregate Principal Balance	$925,491,847.74		$735,107,026.26		$447,013,954.22
Approximate Weighted Average Mortage Interest Rate	6.32%		5.66%		5.71%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	240	10.68%	222	15.42%	106	10.96%
2.001 - 3.000%	14	0.50%	15	1.43%	1	0.14%
3.001 - 4.000%	1	0.02%	2	0.08%	2	0.14%
4.001 - 5.000%	1	0.07%	2	0.17%	3	0.57%
5.001 - 6.000%	28	1.31%	116	8.26%	305	28.25%
6.001 - 7.000%	1,075	46.43%	1,217	71.44%	684	58.74%
7.001 - 8.000%	974	40.34%	64	3.13%	22	1.21%
8.001 - 9.000%	15	0.44%	1	0.06%	0	0.00%
9.001 or Greater	5	0.21%	0	0.00%	0	0.00%

Approximate Weighted Average Original Term (in months)	374.82		360		360
Approximate Weighted Average Remaining Term (in months)	372.84		357.78		358.33
Approximate Weighted Average Credit Score (2)	708.97		707.63		708.38
Minimum Credit Score (2)	619		619		619
Maximum Credit Score (2)	815		817		817

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Detached	1,513	65.84%	1,051	64.84%	702	63.26%
Duplex	63	2.85%	43	2.76%	42	3.55%
Triplex	20	0.78%	8	0.48%	9	0.87%
Fourplex	21	0.98%	12	0.89%	5	0.49%
Townhouse	130	5.31%	2	0.04%	4	0.33%
Condominium	194	6.00%	160	7.90%	103	7.02%
Housing Cooperative	0	0.00%	0	0.00%	0	0.00%
Planned Unit Development	397	17.51%	348	21.92%	243	23.27%
Other	15	0.72%	15	1.17%	15	1.22%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase	580	24.92%	626	40.32%	330	29.69%
Rate/Term Refinance	306	13.51%	200	12.03%	132	12.30%
Cash Out Refinance	1,467	61.58%	813	47.65%	661	58.01%

Approximate Weighted Average Loan-To-Value Ratio	74.09%		75.31%		75.15%

Series Designation for Prior Securitized Pool	WMALT 06-AR2		WMALT 06-AR1		WMALT 05-AR1
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):	(Pool Cut-off Date: 03/28/2006)		(Pool Cut-off Date: 01/27/2006)		(Pool Cut-off Date: 11/29/2005)

Geographic Concentration (3):	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	0	0.00%	0	0.00%	0	0.00%
Alaska	1	0.04%	0	0.00%	0	0.00%
Arizona	144	4.45%	74	3.21%	66	3.89%
Arkansas	0	0.00%	0	0.00%	0	0.00%
California	1,586	74.77%	1,040	68.08%	739	73.60%
Colorado	21	0.60%	36	1.38%	17	1.03%
Connecticut	8	0.15%	8	0.45%	3	0.13%
Delaware	2	0.04%	1	0.10%	0	0.00%
District Of Columbia.	3	0.15%	0	0.00%	0	0.00%
Florida	118	3.70%	99	4.41%	59	3.78%
Georgia	7	0.19%	4	0.31%	1	0.03%
Hawaii	41	1.88%	26	2.20%	7	0.73%
Idaho	4	0.09%	9	0.39%	3	0.12%
Illinois	6	0.15%	26	2.03%	10	0.72%
Indiana	2	0.02%	2	0.18%	2	0.13%
Iowa	0	0.00%	0	0.00%	0	0.00%
Kansas	0	0.00%	0	0.00%	0	0.00%
Kentucky	2	0.09%	1	0.07%	1	0.26%
Louisiana	1	0.01%	0	0.00%	0	0.00%
Maine	0	0.00%	0	0.00%	1	0.06%
Maryland	53	1.96%	29	1.56%	33	2.70%
Massachusetts	9	0.30%	12	0.67%	18	1.36%
Michigan	23	0.57%	14	0.77%	6	0.33%
Minnesota	12	0.37%	10	0.33%	0	0.00%
Mississippi	1	0.01%	0	0.00%	0	0.00%
Missouri	4	0.05%	3	0.04%	0	0.00%
Montana	2	0.05%	1	0.14%	2	0.12%
Nebraska	1	0.03%	1	0.04%	0	0.00%
Nevada	90	3.07%	46	2.40%	36	2.48%
New Hampshire	2	0.06%	3	0.13%	0	0.00%
New Jersey	5	0.22%	19	1.61%	2	0.13%
New Mexico	4	0.11%	7	0.53%	3	0.16%
New York	6	0.27%	12	0.86%	2	0.15%
North Carolina	6	0.18%	7	0.50%	1	0.02%
North Dakota	0	0.00%	0	0.00%	0	0.00%
Ohio	6	0.12%	3	0.07%	3	0.08%
Oklahoma	3	0.04%	0	0.00%	0	0.00%
Oregon	27	0.78%	13	0.45%	13	0.95%
Pennsylvania	10	0.35%	9	0.33%	15	0.69%
Rhode Island	0	0.00%	1	0.07%	0	0.00%
South Carolina	7	0.23%	0	0.00%	0	0.00%
South Dakota	0	0.00%	1	0.01%	0	0.00%
Tennessee	2	0.07%	4	0.10%	1	0.03%
Texas	8	0.15%	8	0.56%	6	0.42%
Utah	12	0.36%	5	0.20%	1	0.05%
Virginia	65	2.80%	85	4.81%	60	5.03%
Vermont	0	0.00%	0	0.00%	0	0.00%
Washington	47	1.47%	20	0.99%	8	0.62%
Wisconsin	2	0.05%	0	0.00%	4	0.20%
West Virginia	0	0.00%	0	0.00%	0	0.00%
Wyoming	0	0.00%	0	0.00%	0	0.00%
Other	0	0.00%	0	0.00%	0	0.00%

 Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.